                     UNITED STATES CELLULAR CORPORATION              EXHIBIT 21
                           LIST OF SUBSIDIARIES
                          AS OF DECEMBER 31, 1995


United States Cellular Operating Company
United States Cellular Investment Company
Carry Phone, Inc.
USCC Real Estate Corporation
CellVest, Inc.
ComVest, Inc.
ILP, Inc.
Arkansas RSA #9, Inc.
California Rural Service Area #1, Inc.
California RSA #2, Inc.
California RSA #9, Inc.
Florida RSA #8, Inc.
USCOC of Florida RSA #9, Inc.
Florida RSA #10, Inc.
USCOC of Georgia RSA #1, Inc.
USCOC of Georgia RSA #14, Inc.
USCOC of Hawaii 3, Inc.
USCOC of Idaho RSA #5, Inc.
USCOC of Illinois RSA #1, Inc.
Illinois RSA #3, Inc.
USCOC of Illinois RSA #4, Inc.
Indiana RSA #1, Inc.
USCOC of Indiana RSA #2, Inc.
Indiana RSA #4, Inc.
Indiana RSA #5, Inc.
USCOC of Indiana RSA #7, Inc.
USCOC of Iowa RSA #1, Inc.
Iowa RSA #3, Inc.
Ohio State Cellular Phone Company, Inc.
Iowa RSA #9, Inc.
United States Cellular Operating Company - Des Moines
Iowa RSA #12, Inc.
Iowa 13, Inc.
USCOC of Iowa RSA #16, Inc.
Kansas RSA #5, Inc.
Kentucky RSA #1, Inc.
Kentucky RSA #2, Inc.
Kentucky RSA #3, Inc.
Kentucky RSA #9-10, Inc.
Kentucky RSA #11, Inc.
Maine RSA #1, Inc.
Maine RSA #4, Inc.
Maine RSA No. 4 Limited Partnership
USCOC of Cumberland, Inc.
Michigan RSA #4, Inc.


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

                     UNITED STATES CELLULAR CORPORATION              EXHIBIT 21
                            LIST OF SUBSIDIARIES
                          AS OF DECEMBER 31, 1995


Mississippi RSA #9, Inc.
USCOC of Missouri RSA #1, Inc.
USCOC of Missouri RSA #5, Inc.
United States Cellular Operating Company of Columbia
USCOC of Missouri RSA #13, Inc.
Missouri #15 Rural Cellular, Inc.
Peace Valley Cellular Telephone Company
NH #1 Rural Cellular, Inc.
USCOC of New York RSA #6, Inc.
Hudson Cellular Limited Partnership
North Carolina RSA #4, Inc.
Randolph Cellular Telephone Company
North Carolina RSA No. 6, Inc.
USCOC of North Carolina RSA #7, Inc.
Ohio RSA #1, Inc.
USCOC of Ohio RSA #7, Inc.
United States Cellular Operating Company of Tulsa, Inc.
Oklahoma Opco. of RSA #8, Inc.
USCOC of Texahoma, Inc.
Texahoma Cellular Telephone Corporation
Texahoma Cellular Limited Partnership
Oklahoma #9 Rural Cellular, Inc.
USCOC of Oklahoma RSA #10, Inc.
Oregon RSA #2, Inc.
Oregon RSA #3, Inc.
Oregon RSA No. 3 Limited Partnership
USCOC of Oregon RSA #5, Inc.
Oregon RSA #6, Inc.
United States Cellular Operating Company of Williamsport
Canton Cellular Telephone Company
USCOC of Pennsylvania RSA #9, Inc.
Uniontown Cellular Telco, Inc.
Fayette-Greene Cellular Telco, Inc.
PA Rural Service Area No. 9 Limited Partnership
Block B Cellular Corporation
Laurel Highland Cellular Telephone Company
Tri-State Cellular Partnership
Pennsylvania RSA No. 10B (II) Limited Partnership
USCOC of South Carolina RSA #4, Inc.
United States Cellular Investment Co. of Nashville
Tennessee RSA #3, Inc.
Tennessee RSA #4 Sub 2, Inc.
Tennessee RSA #6 B, Inc.
United States Cellular Operating Company of Knoxville
United States Cellular Telephone Company (Greater Knoxville), L.P. Texas #20 Rural Cellular, Inc.
TDS V2B Acquisition Corp.


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

                     UNITED STATES CELLULAR CORPORATION              EXHIBIT 21
                           LIST OF SUBSIDIARIES
                          AS OF DECEMBER 31, 1995


Lake Champlain Cellular Partnership
Vermont Independent Cellular Telephone General Partnership USCOC of Virginia RSA #2, Inc.
USCOC of Virginia RSA #4, Inc.
Virginia RSA #4, Inc.
Virginia RSA #7, Inc.
USCOC of Washington-4, Inc.
Washington RSA #5, Inc.
Western Sub-RSA Limited Partnership
McDaniel Cellular Telephone Company
USCOC of West Virginia RSA #2, Inc.
Hardy Cellular Telephone Company
Georgia RSA #13, Inc.
USCOC of Wisconsin RSA #6, Inc.
Wisconsin RSA #7, Inc.
Wisconsin RSA #8, Inc.
Wisconsin RSA General Partner, Inc.
Wisconsin RSA No. 8 Limited Partnership
United States Cellular Investment Company of Fresno, Inc.
USCIC of Colorado RSA #3, Inc.
Western Colorado Cellular, Inc.
Western Colorado Cellular of Colorado Limited Partnership
Idaho Invco of RSA #1, Inc.
Idaho RSA No. 1 Limited Partnership
Minnesota Invco of RSA #5, Inc.
Minnesota Invco of RSA #7, Inc.
Minnesota Invco of RSA #8, Inc.
Minnesota Invco of RSA #9, Inc.
Minnesota Invco of RSA #10, Inc.
Minnesota Invco of RSA #11, Inc.
USCIC of North Carolina RSA #1, Inc.
North Carolina RSA 1 Partnership
Pennsylvania Invco of RSA #5, Inc.
Pennsylvania Invco of RSA #6, Inc.
Texas Invco of RSA #6, Inc.
Community Cellular Telephone Company
Texas Invco of RSA #17, Inc.
USCIC of Seattle, Inc.
Wisconsin Invco of RSA #7, Inc.
United States Cellular Investment Company of Rockford
United States Cellular Operating Company of Atlantic City, Inc. United States Cellular Operating Company of Bangor
Bangor Cellular Telephone, L.P.
United States Cellular Operating Company of Biloxi
United States Cellular Operating Company of Cedar Rapids
Cedar Rapids Cellular Telephone, L.P.
USCOC of Charlottesville, Inc.


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

                     UNITED STATES CELLULAR CORPORATION              EXHIBIT 21
                           LIST OF SUBSIDIARIES
                         AS OF DECEMBER 31, 1995


Charlottesville Cellular Partnership
USCOC of Corpus Christi, Inc.
United States Cellular Operating Company - Quad Cities
Davenport Cellular Telephone Company, Inc.
Davenport Cellular Telephone Company
United States Cellular Operating Company of Dubuque
Dubuque Cellular Telephone, L.P.
United States Cellular Operating Company of Evansville, Inc.
Evansville Cellular Telephone Company
United States Cellular Operating Company of Ft. Pierce
Central Florida Cellular Telephone Company, Inc.
USCOC of Gainesville, Inc.
United States Cellular Operating Company of Joplin
Joplin Cellular Telephone Company, Inc.
Tri-States Cellular Communications, Inc.
Joplin Cellular Telephone Company, L.P.
United States Cellular Operating Company of LaCrosse, Inc.
LaCrosse Cellular Telephone Company, Inc.
Lar-Tex Cellular Telephone Company, Inc.
United States Cellular Operating Company of Lewiston-Auburn
Lewiston CellTelCo Partnership
United States Cellular Operating Company of Manchester-Nashua, Inc. Manchester-Nashua Cellular Telephone, L.P.
United States Cellular Operating Company of Medford
United States Cellular Operating Company of Owensboro
Owensboro Cellular Telephone, L.P.
USCOC of Portland, Inc.
United States Cellular Operating Company of Poughkeepsie, Inc.
Dutchess County Cellular Telephone Company, Inc.
United States Cellular Operating Company of Richland
United States Cellular Operating Company of Rochester
DRGP, Inc.
Rochester Cellular Telephone Company, L.P.
USCOC of Tallahassee, Inc.
Tulsa General Partner, Inc.
United States Cellular Telephone Company (Greater Tulsa)
USCOC of Victoria, Inc.
Victoria Cellular Partnership
Victoria Cellular Corporation
United States Cellular Operating Company of Waterloo
Waterloo/Cedar Falls CellTelCo Partnership
United States Cellular Operating Company of Wausau, Inc.
Wausau Cellular Telephone Company Limited Partnership
United States Cellular Operating Company of Yakima
Yakima MSA Limited Partnership
Yakima Valley Paging Limited Partnership
United States Cellular Investment Co. of Allentown


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

                     UNITED STATES CELLULAR CORPORATION              EXHIBIT 21
                            LIST OF SUBSIDIARIES
                          AS OF DECEMBER 31, 1995


USCIC of Amarillo, Inc.
United States Cellular Investment Company of Baton Rouge
Capitol Cellular, Inc.
CSII of Baton Rouge, Inc.
Star Cellular Communications, Inc.
Star Cellular Telephone Company, Inc.
Baton Rouge MSA Limited Partnership.
United States Cellular Investment Company of Binghamton, Inc. Cellular America Telephone Company
USCIC of Brownsville, Inc.
United States Cellular Investment Company of Eau Claire, Inc. Universal Cellular for Eau Claire MSA, Inc.
Chibardun Cellular Telephone Corporation
Lavaca Cellular Telephone Company
United States Cellular Investment Company of Galveston
United States Cellular Investment Company of Green Bay, Inc. United States Cellular Investment Company of Huntsville, Inc. United States Cellular Investment Company of Iowa City
USCIC of Jackson, Inc.
United States Cellular Investment Company of Lafayette
United States Cellular Investment Corporation of Los Angeles USCIC of McAllen, Inc.
USCIC of Ocala, Inc.
Four D, Ltd.
United States Cellular Investment Co. of Oklahoma City, Inc. United States Cellular Investment Company of Portsmouth, Inc. United States Cellular Investment Company of Raleigh-Durham Carolina Cellular, Inc.
United States Cellular Investment Company of Santa Cruz, Inc. United States Cellular Investment Company of Sarasota
United States Cellular Investment Company of St. Cloud, Inc. United States Cellular Investment Company of Wheeling


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